Rule 497(e)

File Nos. 333-158546 and 811-03972

FUTUREFUNDS SELECT

Group Fixed and Variable Deferred Annuity Contracts

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated August 8, 2017

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2017

Virtus Investment Partners, Inc. acquired RidgeWorth Capital Management LLC (“RidgeWorth”) and RidgeWorth’s name is now Virtus Fund Advisers, LLC. Effective immediately, the following changes are made to the Prospectus and SAI, as applicable:

The name of the following Portfolio available in the Prospectus has changed:

Old Name	New Name
RidgeWorth Silvant Small Cap Growth Stock Fund	Virtus Silvant Small-Cap Growth Stock Fund

All references in the Prospectus and SAI to the “RidgeWorth Silvant Small Cap Growth Stock Fund” are hereby deleted and replaced with “Virtus Silvant Small-Cap Growth Stock Fund”.

In the section entitled “Investment Objectives and Advisers” of the Prospectus, the paragraph regarding Ridgeworth Funds is hereby deleted in its entirety and replaced with the following:

“Virtus Asset Trust - managed by Virtus Fund Advisers, LLC

Virtus Silvant Small-Cap Growth Stock Fund (Class I Shares) The fund has an investment objective of seeking to provide long-term capital appreciation.”

This Supplement must be accompanied by, or read in conjunction with, the  current Prospectus and Statement of

Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.